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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-30019 and No. 333-42005) of Source Services Corporation of our report dated February 6, 1998 appearing on page 15 of this Form 10-K.

/s/ Price Waterhouse LLP
------------------------
PRICE WATERHOUSE LLP
Dallas, Texas
March 16, 1998